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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      January 7, 2005
                                                ----------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                        0-13880                 43-1313242
(State of Incorporation)         (Commission File No.)        (IRS Employer
                                                           Identification No.)


201 Evans Lane, St. Louis, Missouri                               63121
(Address of principal executive officer)                       (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item  1.01        Entry into a Material Definitive Agreement.

                  On January 7, 2005 Engineered Support Systems, Inc. (the Company) announced that it had acquired Prospective Computer Analysts Incorporated (PCA), a Garden City, New York based designer and provider of proprietary electronic test equipment, software and engineering services to primarily military customers throughout the world. The all cash deal includes the purchase of the outstanding equity of PCA for $37.6 million, subject to certain post-closing adjustments.

Item  9.01        Financial Statements and Exhibits.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                   Description
                  --------------                   -----------

                       99 Press Release dated January 7, 2005, issued by Engineered Support Systems, Inc.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENGINEERED SUPPORT SYSTEMS, INC.


Date:    January 7, 2005               BY:  /s/  Gary C. Gerhardt
     ------------------------             -------------------------------------
                                                 Gary C. Gerhardt
                                                 Vice Chairman and Chief
                                                 Financial Officer





                                EXHIBIT INDEX



         Exhibit Number                       Description
         --------------                       -----------

              99 Press release dated January 7, 2005, issued by Engineered Support Systems, Inc.